ING INVESTORS TRUST

ING Wells Fargo Omega Growth Portfolio (“Portfolio”)

Supplement dated June 11, 2010

to the Portfolio’s Adviser Class (“Class ADV”) Prospectus, Institutional Class (“Class I”) Prospectus,

Service Class (“Class S”) Prospectus and Service 2 Class (“Class S2”) Prospectus

(each a “Prospectus” and collectively the “Prospectuses”) each dated April 30, 2010

On June 11, 2010, the Portfolio’s Board of Trustees approved a change with respect to the Portfolio’s sub-adviser from Wells Capital Management Inc., to ING Investment Management Co. (“ING IM”) and subsequent changes to the Portfolio’s name and principal investment strategies. Effective at the close of business on June 11, 2010, ING IM will begin managing the Portfolio pursuant to an interim sub-advisory agreement until a shareholder meeting is held to approve the Portfolio’s new sub-advisory agreement with ING IM. A proxy statement is expected to be mailed to shareholders on or about September 22, 2010 and a shareholder meeting is expected to be held on or about November 2, 2010. Effective June 14, 2010, the Portfolio’s Prospectuses are revised as follows:

1.	All references to “ING Wells Fargo Omega Growth Portfolio” are hereby deleted and replaced with “ING Large Cap Growth Portfolio.”

2.	The section entitled “Principal Investment Strategies” found on pages 130, 124, 128 and 108 of the summary section of the Portfolio’s Class ADV Prospectus, Class I Prospectus, Class S Prospectus and Class S2 Prospectus, respectively, is hereby deleted and replaced with the following:

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of large-capitalization companies. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The Portfolio’s Sub-Adviser employs a growth style of equity management that seeks to identify companies with cash flow growth, sustainable competitive advantages, returns on invested capital above their cost of capital and the ability to manage for profitable growth that can create long-term value for shareholders. For this Portfolio, large-capitalization companies are companies with market capitalizations which fall within the range of companies in the Russell 1000® Growth Index at the time of purchase. The market capitalization of companies within the Russell 1000® Growth Index will change with market conditions. The market capitalization of companies in the Russell 1000® Growth Index as of May 28, 2010 ranged from $142.8 million to $284 billion.

The Portfolio may also invest in derivative instruments, which include, but are not limited to index futures and options.

The Portfolio may also invest up to 25% of its assets in foreign securities.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder (“1940 Act”).

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

3.	The section entitled “Principal Risks” beginning on pages 130, 124, 128 and 108 of the summary section of the Portfolio’s Class ADV Prospectus, Class I Prospectus, Class S Prospectus and Class S2 Prospectus, respectively, is hereby amended to include the following risk:

Derivative Instruments. Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns.

4.	The section entitled “Portfolio Management” found on pages 132, 126, 130 and 110 of the summary section of the Portfolio’s Class ADV Prospectus, Class I Prospectus, Class S Prospectus and Class S2 Prospectus, respectively, is hereby deleted and replaced with the following,

PORTFOLIO MANAGEMENT
Investment Adviser	Sub-Adviser
Directed Services LLC	ING Investment Management Co.
Portfolio Managers
Christopher F. Corapi	Jeff Bianchi
Portfolio Manager (since 06/10)	Portfolio Manager (since 06/10)

5.	The following paragraphs are added to the section entitled “Management of the Portfolios – ING Investment Management Co.,” beginning on pages 157, 151, 155 and 134 of the statutory section of the Portfolio’s Class ADV Prospectus, Class I Prospectus, Class S Prospectus and Class S2 Prospectus, respectively:

The following individuals are jointly responsible for the day-to-day management of ING Large Cap Growth Portfolio:

Christopher F. Corapi, Portfolio Manager and Chief Investment Officer of Equities, joined ING IM in February 2004. Prior to joining ING IM, Mr. Corapi served as Global Head of Equity Research at Federated Investors since 2002. He served as Head of U.S. Equities and portfolio manager at Credit Suisse Asset Management beginning in 2000 and Head of Emerging Markets Research at JPMorgan Investment Management beginning in 1998.

Jeff Bianchi is the lead Portfolio Manager of ING Investment Management’s Large Cap Growth and Mid Cap Growth strategies. Mr. Bianchi joined ING IM in 1994 and has been a fundamental research analyst on the growth strategies for the past fifteen years. Mr. Bianchi has had primary responsibility for the health care sector as well as other growth sectors, including technology and consumer. Mr. Bianchi assumed portfolio manager duties on the Large-Cap Growth strategy in 2000, and was named lead portfolio manager on the strategy in 2010. Mr. Bianchi also assumed lead portfolio manager responsibilities on the Mid-Cap Growth strategy in 2005.

Historical sub-adviser/name and strategies information:

Effective Date	Portfolio Name	Sub-Adviser
6/14/10	ING Large Cap Growth Portfolio*	ING Investment Management Co.

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Historical sub-adviser/name and strategies information:

04/30/10	ING Wells Fargo Omega Growth Portfolio	Wells Capital Management Inc.**
Since Inception	ING Evergreen Omega Portfolio	Evergreen Investment Management Company, LLC

*	Changes to principal investment strategies and sub-adviser. Performance prior to this date is attributable to the previous sub-adviser.
**	Sub-adviser name change only.

6.	The fifth, sixth and seventh paragraphs of the section entitled “Management of the Portfolios – Wells Capital Management Inc.,” found on pages 165, 160, 164 and 141 of the statutory section of the Portfolio’s Class ADV Prospectus, Class I Prospectus, Class S Prospectus and Class S2 Prospectus, respectively, are deleted in their entirety.

THIS SUPPLEMENT SUPERECEDES THE SUPPLEMENT FILED ON BEHALF OF THE PORTFOLIO ON OR ABOUT MAY 28, 2010.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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ING INVESTORS TRUST

ING Wells Fargo Omega Portfolio (“Portfolio”)

Supplement dated June 11, 2010

to the Portfolio’s Adviser Class (“Class ADV”), Institutional Class (“Class I”), Service Class (“Class S”)

and Service 2 Class (“Class S2”) Statement of Addition Information (“SAI”)

dated April 30, 2010

On June 11, 2010, the Portfolio’s Board of Trustees approved a change with respect to the Portfolio’s sub-adviser from Wells Capital Management Inc., to ING Investment Management Co. (“ING IM”) and subsequent changes to the Portfolio’s name and principal investment strategies. Effective at the close of business on June 11, 2010, ING IM will begin managing the Portfolio pursuant to an interim sub-advisory agreement until a shareholder meeting is held to approve the Portfolio’s new sub-advisory agreement with ING IM. A proxy statement is expected to be mailed to shareholders on or about September 22, 2010 and a shareholder meeting is expected to be held on or about November 2, 2010. Effective June 14, 2010, the Portfolio’s SAI is revised as follows:

1.	All references to “ING Wells Fargo Omega Growth Portfolio” and “Wells Fargo Omega Growth Portfolio” are hereby deleted and replaced with “ING Large Cap Growth Portfolio” and “Large Cap Growth Portfolio,” respectively.

2.	The sub-section entitled “Wells Fargo Omega Growth Portfolio” of the section entitled “Non-Fundamental Investment Restrictions” found on page 82 of the Portfolio’s SAI is hereby deleted in its entirety.

3.	The following paragraph is added to the section entitled “Non-Fundamental Investment Policies” which begins on page 82 of the Portfolio’s SAI:

Large Cap Growth Portfolio

The Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of large-capitalization companies.

4.	The sub-section entitled “Wells Fargo Omega Growth Portfolio” of the section entitled “Other Information About Portfolio Managers” beginning on page 199 of the Portfolio’s SAI is hereby deleted and replaced with the following:

Large Cap Growth Portfolio

Sub-Adviser

ING Investment Management Co. (“ING IM”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2009:

Portfolio Managers	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts*	Total Assets	Number of Accounts*	Total Assets	Number of Accounts*	Total Assets
Jeff Bianchi	2	$840,404,509	3	$99,966,862	33	$1,950,175,876
Christopher F. Corapi	2	$2,975,050,719	3	$150,362,836	15	$232,678,202

*	There were no accounts for which an advisory fee is based on performance

Potential Material Conflicts of Interest

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to a Portfolio. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs, and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for a portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of a portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from that of a Portfolio. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may not be appropriate for a Portfolio. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Portfolio, maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee. As part of its compliance program, ING IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales, which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. ING IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Portfolios.

Compensation

Compensation consists of: (a) fixed base salary; (b) bonus which is based on ING IM performance, 3- and 5- year pre-tax performance of the accounts the portfolio managers are primarily and jointly

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responsible for relative to account benchmarks and peer universe performance, and revenue growth of the accounts they are responsible for; and (c) long-term equity awards tied to the performance of our parent company, ING Groep.

Portfolio managers are also eligible to participate in an annual incentive plan. The overall design of the ING IM annual incentive plan was developed to closely tie pay to performance, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. ING IM has defined indices (here the Russell 1000® Growth Index) and, where applicable, peer groups including but not limited to Russell, Morningstar, Lipper and Barclay’s and set performance goals to appropriately reflect requirements for each investment firm. The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards reflect a comprehensive approach to measuring investment performance versus both benchmarks and peer groups over one- and three-year periods and year-to-date net cash flow (changes in the accounts’ net assets not attributable in the value of all accounts’ investments) for all accounts managed by the team. The results for overall IIM scorecards are calculated on an asset weighted performance basis of the individual team scorecards. Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash flow).

Based on job function, internal comparators and external market data, portfolio managers participate in the ING Long-Term Incentive Plan. Plan awards are based on the current year’s performance as defined by the ING IM component of the annual incentive plan. The awards vest in three years and are paid in a combination of ING restricted stock, stock options and restricted performance units.

Portfolio managers whose fixed base salary compensation exceeds a particular threshold may participate in ING’s deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2009, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans:

Portfolio Manager	Dollar Range of Portfolio Shares Owned
Jeff Bianchi	None
Chris Corapi	None

THIS SUPPLEMENT SUPERECEDES THE SUPPLEMENT FILED ON BEHALF OF THE PORTFOLIO ON OR ABOUT MAY 28, 2010.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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